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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      September 15, 2005
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                        Clover Community Bancshares, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

       South Carolina                 000-24749                  58-2381062
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(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)


                              124 North Main Street
                          Clover, South Carolina 29710
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code       (803) 222-7660
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                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.     Regulation FD Disclosure

     On September 15, 2005, Clover Community Bancshares, Inc. (the "Company") mailed to its shareholders the attached correspondence announcing the Company's intent to engage in a going-private transaction. The letter is attached as
Exhibit  99.1  to  this  Current  Report  on  Form  8-K.

ITEM  9.01.     EXHIBITS

     The  following  exhibit  is  filed  as  part  of  this  report:

     Exhibit              Description
     -------              -----------

     99.1                 Letter  to  shareholders  dated  September  15,  2005.


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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CLOVER COMMUNITY BANCSHARES, INC.


Date:  September  15,  2005         By: /s/  Gwen  M.  Thompson
                                       -------------------------
                                       Gwen  M.  Thompson
                                       President  and  Chief  Executive  Officer


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
                                  EXHIBIT INDEX

     Exhibit Number
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          99.1             Letter to shareholders dated September 15, 2005.


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